Trust Account (Tables)	9 Months Ended
Sep. 30, 2020
Trust Account
Summary of fair values of investments

The following table presents fair value information as of September 30, 2020 and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value. In addition, the table presents the carrying value (held to maturity), excluding accrued interest income and gross unrealized holding loss. Since all of the Company’s permitted investments consist of U.S. government treasury bills and cash, fair values of its investments are determined by Level 1 inputs utilizing quoted prices (unadjusted) in active markets for identical assets as follows:

		Gross	Quoted Prices in
		Unrealized	Active Markets
	Carrying Value	Holding (Loss)	(Level 1)
U.S. Government Treasury Securities as of September 30, 2020(1)	$690,030,228	$(2,872)	$690,033,100

(1)	Matured on October 6, 2020. Reinvested on October 7, 2020.